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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           July 17, 2000
                                                  ------------------------------

                              Benjamin Moore & Co.
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               (Exact Name of Registrant as Specified in Charter)

New Jersey                               0-8894                 13-5256230
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation                                       Identification No.)

51 Chestnut Ridge Road, Montvale, NJ                              07645
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code  (201) 573-9600
                                                   -----------------------------

                                      None
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events.

         On July 17, 2000 the Board of Directors of Benjamin Moore & Co. elected Elizabeth H. Ruml a Director of the Company.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Benjamin Moore & Co.
                                   -----------------------------------------
                                                 (Registrant)


Date         July 20, 2000         By     /s/ John T. Rafferty
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                                              John T. Rafferty
                                                 Secretary